SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 7, 2003


                           CREATIVE HOST SERVICES, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  California
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-22845                                      33-0169494
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


16955 Via Del Campo, Suite 110, San Diego, CA                92127
---------------------------------------------               --------
(Address of Principal Executive Offices)                    Zip Code


                               (858) 675-7711
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

              99.1 Press Release, dated April 7, 2003 (as corrected by subsequent release on April 8, 2003).


ITEM 9. Regulation FD Disclosure (Information furnished under this Item 9 is furnished under Item 12).

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the information provided herein is being provided Under Item 12 of Form 8-K.

     On April 7, 2003, Creative Host Services, Inc. issued a press release announcing its fourth quarter and year end financial results for 2002. A copy of the press release is attached hereto as Exhibit 99.1



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.


Dated: April 8, 2003                      By /s/ Sayed Ali
                                             -----------------------------
                                             Sayed Ali
                                             President







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